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                                                                      EXHIBIT 16

                              THOMPSON DUGAN, PC
                         CERTIFIED PUBLIC ACCOUNTANTS
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MARCH 21, 2000



SECURITIES AND EXCHANGE COMMISSION
450 5TH STREET NW
WASHINGTON, D.C.  20549


GENTLEMEN:

WE HAVE READ ITEM 4 OF FORM 8-K DATED MARCH 21, 2000 OF DIRECT COM, INC. AND ARE IN AGREEMENT WITH THE STATEMENTS MADE IN PARAGRAPHS (a) - (c).


VERY TRULY YOURS,


/s/ Thompson Dugan, PC
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Thompson Dugan, PC